FOR IMMEDIATE RELEASE

AEye Reports Fourth Quarter 2023 Results

Signed LOI with global Tier 1 automotive supplier

Third consecutive quarter of cash burn reduction

DUBLIN, Calif. -- (BUSINESS WIRE) – March 26, 2024 – AEye, Inc. (Nasdaq: LIDR), a global leader in adaptive, high performance lidar solutions, today announced its results for the fourth quarter and year ended December 31, 2023.

Management Commentary

“AEye is pleased to announce that we have signed an LOI with a global Tier 1 automotive ADAS sensor supplier, which marks the beginning of a new relationship as part of our capital-light, automotive-first strategy. We are also excited to unveil Apollo, the first member of our 4Sight Flex product family that delivers ultra-long-range performance in an incredibly compact form factor,” said Matt Fisch, AEye CEO. “We are looking forward to a successful 2024 as we focus on delivering AEye’s innovative technology to the market with our Tier 1 partners.”

Key Q4 2023 Financial Highlights

“For the third consecutive quarter, we have reduced our cash burn rate while maintaining a disciplined approach to expense management. We entered 2024 with $36.5 million in cash and marketable securities on our balance sheet, and a cash runway that we expect extends into 2025,” said Conor Tierney, AEye CFO. “Due to the previously announced wind down of our industrial product line, we incurred non-cash impairment charges that negatively impacted our GAAP financial results, causing a GAAP EPS net loss of $4.44, but we are pleased to have beaten our non-GAAP EPS net loss guidance by 10 cents in part due to our continued cost reduction initiatives in the fourth quarter.”

In December 2023, the company effected a 1-for-30 reverse stock split and all the financial information disclosed has been adjusted to account for the revised share count numbers.

●	Revenue of $0.1 million in the fourth quarter of 2023.
●	GAAP net loss was $(27.8) million, or $(4.44) per share, based on 6.3 million weighted average common shares outstanding.
●	Non-GAAP net loss was $(6.9) million, or $(1.10) per share, based on 6.3 million weighted average common shares outstanding.
●	Cash, cash equivalents, and marketable securities were $36.5 million as of December 31, 2023.

Conference Call and Webcast Details

AEye management will hold a conference call today, March 26, 2024, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these results. AEye CEO Matt Fisch and CFO Conor Tierney will host the call, followed by a question-and-answer session.

The webcast and accompanying slides will be accessible via the company’s website at https://investors.aeye.ai/.

Access is also available via:

Conference call: https://bit.ly/3I9gyBa

Webcast: https://bit.ly/3IcfWLi

About AEye

AEye’s unique software-defined lidar solution enables advanced driver-assistance, vehicle autonomy, smart infrastructure, and logistics applications that save lives and propel the future of transportation and mobility. AEye’s 4Sight™ Intelligent Sensing Platform, with its adaptive sensor-based operating system, focuses on what matters most: delivering faster, more accurate, and reliable information. AEye’s 4Sight™ products, built on this platform, are ideal for dynamic applications which require precise measurement imaging to ensure safety and performance.

Non-GAAP Financial Measures

The non-GAAP measures provided in this press release should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (GAAP) in the United States. A reconciliation between GAAP and non-GAAP financial data is included in the supplemental financial data attached to this press release. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. AEye considers these non-GAAP financial measures to be important because they provide additional insight into the Company’s on-going performance. The Company provides this information to investors for a more consistent basis of comparison and to help investors evaluate the results of the Company’s on-going operations, and to help enable more meaningful period-to-period comparisons. Non-GAAP financial measures are presented only as supplemental information to understand the Company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP.

This press release includes non-GAAP financial measures, including:

Non-GAAP net loss which is defined as GAAP net loss plus stock-based compensation, less expenses related to the registration statements on Forms S-1 and S-3, less change in fair value of convertible note and warrant liabilities, less gain from early termination of right-of-use assets, plus one-time termination benefits and other restructuring costs, plus non-routine write-downs of inventory, other current assets, and losses on purchase commitments, plus long-lived asset disposals and impairment charges, plus expenses related to the Common Stock Purchase Agreement, plus realized loss on instrument-specific credit risk, plus stock issuance costs, plus debt issuance costs; and

Adjusted EBITDA, defined as non-GAAP net loss plus depreciation and amortization expense, less interest expense and other, less interest income and other, plus provision for income tax expense.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook,” and similar expressions that predict or indicate future events or trends, or that are not statements of historical matters. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward looking statements included in this press release include statements about a new Tier 1 relationship, AEye’s new lidar product, and the Company’s cash position and cost reduction initiatives, among others. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are very difficult or impossible to predict and will differ from the assumptions. Many actual events and circumstances are beyond the control of AEye. Many factors could cause actual future events to differ from the forward-looking statements in this press release, including but not limited to: (i) the risks that the signed LOI, or letter of intent, with a global Tier 1 automotive ADAS sensor supplier may not evolve into a relationship between the supplier and AEye as anticipated, or at all; (ii) the risks that Apollo may be unable to deliver ultra-long-range performance in an incredibly compact form factor as anticipated, or at all; (iii) the risks that 2024 will be not be as successful as anticipated; (iv) the risks that AEye may be unable to deliver its innovative technology to the market with Tier 1 partners as anticipated, or at all; (v) the risks that AEye will be unable to continue to reduce, or maintain a lower cash burn rate to the extent anticipated, or at all; (vi) the risks that the cash runway provided by the cash and marketable securities on AEye’s balance sheet as of December 31, 2023 may not extend AEye’s runway into 2025; (vii) the risks that AEye’s continued cost reduction initiatives may not continue to be effective to the extent anticipated, or at all, due to unforeseen circumstances, or such reductions may have other non-cash consequences negatively impacting AEye’s business operations; (viii) the risks that market conditions create delays in the demand for commercial lidar products beyond AEye’s expectations; (ix) the risks that lidar adoption occurs slower than anticipated or fails to occur at all; (x) the risks that AEye’s products may not meet the diverse range of performance and functional requirements of target markets and customers; (xi) the risks that AEye’s products may not function as anticipated by AEye, or by target markets and customers; (xii) the risks that AEye may not be in a position to adequately or timely address either the near or long-term opportunities that may or may not exist in the evolving autonomous transportation industry; (xiii) the risks that laws and regulations are adopted impacting the use of lidar that AEye is unable to comply with, in whole or in part; (xiv) the risks associated with changes in competitive and regulated industries in which AEye operates, variations in operating performance across competitors, and changes in laws and regulations affecting AEye’s business; (xv) the risks that AEye is unable to adequately implement its business plans, forecasts, and other expectations, and identify and realize additional opportunities; and (xvi) the risks of economic downturns and a changing regulatory landscape in the highly competitive and evolving industry in which AEye operates. These risks and uncertainties may be amplified by current or future global conflicts and the lingering effects of the COVID-19 pandemic, both of which continue to cause significant economic uncertainty. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the periodic report that AEye has most recently filed with the U.S. Securities and Exchange Commission, or the SEC, and other documents filed by us or that will be filed by us from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements; AEye assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. AEye gives no assurance that AEye will achieve any of its expectations.

AEYE, INC. Consolidated Balance Sheets (In thousands) (Unaudited)
	December 31, 2023	December 31, 2022
ASSETS
Current Assets:
Cash and cash equivalents	$16,932	$19,064
Marketable securities	19,591	75,135
Accounts receivable, net	131	617
Inventories, net	583	4,553
Prepaid and other current assets	2,517	6,181
Total current assets	39,754	105,550
Right-of-use assets	11,226	15,502
Property and equipment, net	281	7,665
Restricted cash	2,150	2,150
Other noncurrent assets	906	2,473
Total assets	$54,317	$133,340

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$3,442	$3,218
Accrued expenses and other current liabilities	6,585	9,764
Contract liabilities	—	987
Convertible notes	—	8,594
Total current liabilities	10,027	22,563
Operating lease liabilities, noncurrent	14,858	16,681
Other noncurrent liabilities	409	126
Total liabilities	25,294	39,370
Stockholders' Equity:
Preferred stock	—	—
Common stock	1	1
Additional paid-in capital	366,647	345,757
Accumulated other comprehensive income (loss)	10	(1,279)
Accumulated deficit	(337,635)	(250,509)
Total stockholders’ equity	29,023	93,970
Total liabilities and stockholders’ equity	$54,317	$133,340

AEYE, INC.
Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2023	2022	2023	2022
Revenue:
Prototype sales	$51	$561	$477	$1,743
Development contracts	18	531	987	1,904
Total revenue	69	1,092	1,464	3,647
Cost of revenue	6,668	3,115	15,319	8,732
Gross loss	(6,599)	(2,023)	(13,855)	(5,085)

Operating Expenses:
Research and development	5,178	9,335	26,171	37,644
Sales and marketing	1,746	4,912	12,528	19,317
General and administrative	4,955	7,709	25,234	36,762
Impairment of long-lived assets	9,941	—	9,988	—
Total operating expenses	21,820	21,956	73,921	93,723
Loss from operations	(28,419)	(23,979)	(87,776)	(98,808)

Other income (expense):
Change in fair value of convertible note and warrant liabilities	56	(139)	(858)	(14)
Interest income and other	385	436	1,317	1,545
Interest expense and other	210	(41)	248	(1,379)
Total other income (expense), net	651	256	707	152
Provision for income tax expense	14	19	57	58
Net loss	$(27,782)	$(23,742)	$(87,126)	$(98,714)

Per Share Data
Net loss per common share (basic and diluted)	$(4.44)	$(4.42)	$(14.95)	$(18.82)

Weighted average common shares outstanding (basic and diluted)	6,257,973	5,373,525	5,827,721	5,245,624

AEYE, INC. Consolidated Statements of Cash Flows (In thousands) (Unaudited)
	Twelve months ended December 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(87,126)	$(98,714)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,547	1,422
Loss on sale of property and equipment, net	59	—
Noncash lease expense relating to operating lease right-of-use assets	1,406	1,338
Impairment of long-lived assets	9,988	—
Gain from early termination of right-of-use assets	(35)	—
Inventory write-downs, net of scrapped inventory	7,712	675
Loss on advances to suppliers	1,385	—
Change in fair value of convertible note and warrant liabilities	858	14
Realized loss on instrument-specific credit risk	46	—
Stock-based compensation	18,071	23,959
Convertible note issuance costs	—	474
Realized loss on redemption of marketable securities	—	77
Amortization of premiums and accretion of discounts on marketable securities, net of change in accrued interest	(211)	1,086
Expected credit losses	35	—
Changes in operating assets and liabilities:
Accounts receivable, net	451	3,605
Inventories, current and noncurrent, net	(2,459)	(2,634)
Prepaid and other current assets	2,279	(1,130)
Other noncurrent assets	284	527
Accounts payable	252	839
Accrued expenses and other current liabilities	(3,135)	85
Operating lease liabilities	(1,528)	(1,341)
Contract liabilities	(987)	(1,931)
Other noncurrent liabilities	383	—
Net cash used in operating activities	(50,725)	(71,649)
Cash flows from investing activities:
Purchases of property and equipment	(1,951)	(4,200)
Proceeds from sale of property and equipment	283	—
Purchases of marketable securities	(19,331)	(23,929)
Proceeds from redemptions and maturities of marketable securities	76,350	96,592
Net cash provided by investing activities	55,351	68,463
Cash flows from financing activities:
Proceeds from exercise of stock options	455	1,174
Proceeds from the issuance of convertible notes	—	9,850
Payments for convertible note redemptions	(6,235)	(874)
Payment of 2022 convertible note issuance costs	—	(324)
Taxes paid related to the net share settlement of equity awards	(1,445)	(4,621)
Proceeds from issuance of common stock under the Common Stock Purchase Agreement	136	2,891
Proceeds from issuance of common stock through the Employee Stock Purchase Plan	334	—
Stock issuance costs related to the Common Stock Purchase Agreement	(3)	(29)
Net cash (used in) provided by financing activities	(6,758)	8,067
Net (decrease) increase in cash, cash equivalents and restricted cash	(2,132)	4,881
Cash, cash equivalents and restricted cash at beginning of period	21,214	16,333
Cash, cash equivalents and restricted cash at end of period	$19,082	$21,214

AEYE, INC. Reconciliation of GAAP to Non-GAAP Financial Measures (In thousands, except share and per share data) (Unaudited)
	Three months ended December 31,		Twelve months ended December 31,
	2023	2022	2023	2022
GAAP net loss	$(27,782)	$(23,742)	$(87,126)	$(98,714)
Non-GAAP adjustments:
Stock-based compensation	3,364	5,956	18,071	23,959
Expenses related to registration statements on Forms S-1 and Forms S-3	(50)	68	142	372
Expenses related to the Common Stock Purchase Agreement	—	—	41	—
Change in fair value of convertible note and warrant liabilities	(56)	139	858	14
Realized loss on instrument-specific credit risk	—	—	46	—
Stock issuance costs	—	—	—	29
Debt issuance costs	—	93	—	530
Gain from early termination of right-of-use assets	(35)	—	(35)	—
One-time termination benefits and other restructuring costs	1,877	—	3,347	—
Non-routine write-downs of inventory, other current assets, and losses on purchase commitments	5,621	—	8,628	—
Long-lived asset disposals and impairment charges	10,185	—	10,232	—
Non-GAAP net loss	$(6,876)	$(17,486)	$(45,796)	$(73,810)
Depreciation and amortization expense	304	628	1,302	1,422
Interest income and other	(350)	(436)	(1,282)	(1,545)
Interest expense and other	(210)	(52)	(294)	876
Provision for income tax expense	14	19	57	58
Adjusted EBITDA	$(7,118)	$(17,327)	$(46,013)	$(72,999)

GAAP net loss per share attributable to common stockholders:
Basic and diluted	$(4.44)	$(4.42)	$(14.95)	$(18.82)
Non-GAAP net loss per share attributable to common stockholders:
Basic and diluted	$(1.10)	$(3.25)	$(7.86)	$(14.07)
Shares used in computing GAAP net loss per share attributable to common stockholders:
Basic and diluted	6,257,973	5,373,525	5,827,721	5,245,624
Shares used in computing Non-GAAP net loss per share attributable to common stockholders:
Basic and diluted	6,257,973	5,373,525	5,827,721	5,245,624

Company Contacts:

Leigh Bannister

AEye, Inc.

Lbannister@aeye.ai

925-400-4366

Evan Niu, CFA

Financial Profiles, Inc.

eniu@finprofiles.com

310-622-8243